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                                   Welcome to

                                    the 2000

                                Annual Meeting of

                                  Shareholders


                                [LOGO OF PERRIGO]


                                Allegan, Michigan

                                October 31, 2000



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                                [LOGO OF PERRIGO]

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                             Store Brand OTC Leader



          -    Market Share

          -    Breadth of Products

          -    Quality

          -    Operational Excellence

          -    Retailer Relationships



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                               Fiscal 2000 Review

                            ($ millions, except EPS)

                                                    1999       2000
                                                    ----       ----

       Sales                                       $ 878      $ 739
         - w/o Personal Care                         687        721
       Net Income                                    1.5*      19.3
       EPS                                          0.02       0.26
       Working Capital                               249        155
       Long-Term Debt                              $ 135      $   0


   * Included one-time charges of $20.4 for write-off of Russian investment, personal care and work force reduction.



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                              Competitive Position



                        Perrigo today remains the leader
                       of store brand OTC pharmaceuticals
                          and nutritional supplements.


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                           Four Key Focus Initiatives


               -    Quality


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                           Four Key Focus Initiatives


               -    Quality

               -    Customer Service


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                           Four Key Focus Initiatives


               -    Quality

               -    Customer Service

               -    Low Cost Supplier


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                           Four Key Focus Initiatives


               -    Quality

               -    Customer Service

               -    Low Cost Supplier

               -    Innovation



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                                  International
                                  Opportunities


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                                Better Execution

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                              First Quarter Results



                            ($ millions, except EPS)



                                    2000
                         -------------------------            2001
                         Reported        Pro-forma          Reported
                         --------        ---------          --------
Sales                      $212.3           $194.5            $193.3
Net Income                   10.0              9.6              10.5
Diluted EPS                $ 0.14           $ 0.13            $ 0.14


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                            Strong Financial Position



                                  ($ millions)


                                                    First Quarter
                                                 F2001          F2000
                                                 -----          -----
Operating Cash Flow                             $  32.6        $  (7.3)

                                                    At Quarter End
                                                9/30/00        7/01/00
                                                -------        -------

Cash & Cash Equivalents                         $  33.4        $   7.1
Other Working Capital                             132.2          147.7
Long-Term Debt                                      -0-            -0-
Shareholders' Equity                            $ 362.6        $ 351.8



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                              Financial Objectives


               -    Double-digit sales growth

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                              Financial Objectives


               -    Double-digit sales growth

               -    Earnings growth greater than sales

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                              Financial Objectives


               -    Double-digit sales growth

               -    Earnings growth greater than sales

               -    Working capital of 15% - 18% of sales


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                              Financial Objectives


               -    Double-digit sales growth

               -    Earnings growth greater than sales

               -    Working capital of 15% - 18% of sales

               -    Return on assets of 12% - 14%